AAM S&P 500 HIGH DIVIDEND VALUE ETF (SPDV) Listed on NYSE Arca, Inc. Summary Prospectus February 28, 2026 www.aamlive.com/ETF
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.aamlive.com/ETF. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AAM S&P 500 High Dividend Value ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the S&P 500 Dividend and Free Cash Flow Yield Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
S&P 500 Dividend and Free Cash Flow Yield Index
The Index is a rules-based, equal-weighted index that is designed to provide exposure to the constituents of the S&P 500 ® Index that exhibit both high dividend yield and sustainable dividend distribution characteristics, while maintaining diversified sector exposure. The Index was developed in 2017 by S&P Dow Jones Indices, a division of S&P Global (the “Index Provider”). The S&P 500 ® Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization, and may include real estate investment trusts (“REITs”).

Construction of the Index begins with the universe of equity securities that are included in the S&P 500 ® Index. For each equity security in the S&P 500 ® Index, the security’s dividend yield and free-cash-flow yield ( i.e. , a company’s cash flow from operations less capital expenditures divided by its market capitalization) are adjusted to account for outliers. If a security’s dividend yield or free-cash-flow yield is in the top or bottom 2.5% of the S&P 500 ® Index, the dividend yield or free-cash-flow yield, as applicable, for such security is replaced with the dividend yield or free-cash-flow yield of the security nearest to such top or bottom 2.5% threshold. The universe is then screened to keep only equity securities with a positive indicated annual dividend yield ( i.e. , yield based on a company’s most recent dividend amount) and free-cash-flow yield. The remaining securities are referred to as the “Selection Pool”.
For each security in the Selection Pool, the security’s dividend yield and free-cash-flow yield are then scored using a statistical normalization model ( i.e. , a tool to compare how close each yield is to the average yield for the Selection Pool) to assign a dividend yield score and free-cash-flow yield score from zero to one for each company. The equity securities in the Selection Pool are then ranked by the product of their dividend yield score and free-cash-flow yield score, and the top five scoring securities are selected from each sector (collectively, the “Index Constituents”). The Index uses Standard & Poor’s Global Industry Classification Standards to define companies within one of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, communication services, and utilities. Fewer than five securities may be selected if there are fewer than five securities in the Selection Pool for a given sector.
The Index is reconstituted ( i.e. , Index Constituents are added or deleted and weights are reset to equal-weight) semi-annually after the close of the last business day in January and July. At the time of each reconstitution of the Index, Index Constituents are added or deleted based on company data as of the last business day of December and June, respectively, and the Index Constituents are equally-weighted based on closing prices as of five business days prior to the last business day of the reconstitution month. If an Index Constituent is removed from the S&P 500 ® Index, such security will simultaneously be removed from the Index. Additions to the Index Constituents only take place during the semi-annual reconstitutions.
The Fund’s Investment Strategy
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund ( e.g. , when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities that (i) are included in the S&P 500 ® Index and (ii) have had a positive indicated annual dividend yield within the past year.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds”.
• Concentration Risk . The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
• Equity Market Risk . The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, trade wars and tariffs, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading .   Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
• High Dividend Investing Risk . Companies with a high yield or payout ratio may reduce their dividend or stop paying dividends entirely while they are included in the Index. Such events could lower the price or yield of such company’s equity securities. Additionally, equity securities with a high yield or payout ratio may underperform other securities in certain market conditions.
• Index Provider Risk . There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
• Market Capitalization Risk .
◦ Large-Capitalization Investing Risk . The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
• Passive Investment Risk . The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
• REIT Investment Risk . Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
• Securities Lending Risk . The Fund may engage in securities lending. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
• Tracking Error Risk . As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of the S&P 500 ® Index, a broad measure of U.S. equity market performance, and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.aamlive.com/ETF.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 18.53% for the quarter ended March 31, 2021 and the lowest quarterly return was -33.03% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2025

AAM S&P 500 High Dividend Value ETF	1 Year	5 Years	Since Inception (11/28/17)
Return Before Taxes	10.83%	11.07%	8.07%
Return After Taxes on Distributions	9.79%	10.06%	7.08%
Return After Taxes on Distributions and Sale of Fund Shares	6.96%	8.61%	6.23%
S&P 500® TR Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.43%
S&P 500 Dividend and Free Cash Flow Yield Index (reflects no deduction for fees, expenses, or taxes)	11.23%	11.47%	8.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Portfolio Management

Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)
Portfolio Managers	Austin Wen, CFA, Senior Portfolio Manager for Vident, has been a portfolio manager of the Fund since November 2017, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident, has been a portfolio manager of the Fund since June 2020. Devin Ryder, Senior Portfolio Manager for Vident, has been a portfolio manager for the Fund since February 2026.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aamlive.com/ETF.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.